                                 AIM SUMMIT FUND

                        Supplement dated October 5, 2005
       to the Statement of Additional Information dated February 28, 2005 as supplemented April 1, 2005, April 29, 2005, July 1, 2005 and September 20, 2005

The following information replaces in its entirety the second paragraph appearing under the heading "INVESTMENT ADVISORY AND OTHER SERVICES, OTHER SERVICE PROVIDERS - TRANSFER AGENT" in the Statement of Additional Information:

     "The Transfer Agency and Service Agreement (the "TA Agreement") between the Fund and AIS provides that AIS will perform shareholder services with respect to director shareholders of the Fund, and State Street Bank and Trust Company ("State Street") will perform such services with respect to shareholders who hold shares of the Fund through the AIM Summit Investors Plans I and AIM Summit Investors Plans II (the "Summit Plans"). For Accounts maintained by AIS, the Fund pays AIS a fee of $21.60 per open account plus certain out-of-pocket expenses incurred by AIS in the course of maintaining such accounts. For accounts maintained by State Street, the Fund pays State Street a fee of $24.00 per open account maintained through Plans I and a fee of $27.00 per open account maintained through Plans II, plus certain out-of-pocket expenses incurred by AIS in the course of maintaining such accounts. These fees are paid monthly at a rate of 1/12 of the annual fee and are based upon the number of open accounts during each month."


Effective October 1, 2005, Raymond Stickel, Jr. was elected Trustee of the AIM Funds. The following information is added under the heading "TRUSTEES AND OFFICERS - INDEPENDENT TRUSTEES" in Appendix B in the Statement of Additional
Information:

                                TRUSTEE
"NAME, YEAR OF BIRTH AND        AND/OR                                                                  OTHER
POSITION(S) HELD WITH THE       OFFICER                                                          TRUSTEESHIP(S) HELD
       TRUST                     SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             BY TRUSTEE
-------------------------       -------       -------------------------------------------        -------------------
INDEPENDENT TRUSTEES


Raymond Stickel, Jr. - 1944     2005          Retired                                             None"
Trustee
                                              Formerly:  Partner, Deloitte & Touche


Additionally, effective October 1, 2005, Mr. Stickel was appointed as a member of the Audit Committee of the Boards of Trustees of the AIM Funds.